                        SUPPLEMENT DATED JANUARY 3, 2006
            TO PROSPECTUS FOR JOHN HANCOCK TRUST DATED APRIL 30, 2005


Effective January 1, 2006, the Adviser voluntarily reduced the advisory fees for the following portfolios as noted below:

ALL CAP GROWTH TRUST

                                                                    BETWEEN
                                            FIRST               $500 MILLION AND         EXCESS OVER
PORTFOLIO                               $500 MILLION               $1 BILLION             $1 BILLION
---------

All Cap Growth Trust..................     0.850%                    0.825%                0.800%


INTERNATIONAL OPPORTUNITIES TRUST

                                                                    BETWEEN
                                                                $750 MILLION AND          EXCESS OVER
                                    FIRST $750 MILLION OF       $1.5 BILLION OF         $1.5 BILLION OF
PORTFOLIO                           AGGREGATE NET ASSETS      AGGREGATE NET ASSETS    AGGREGATE NET ASSETS
---------

International Opportunities                0.900%                    0.850%                  0.800%
Trust(1)..............................

(1) The advisory fee rate is based on Aggregate Net Assets which includes the net assets of: the International Opportunities Trust, a series of the Trust, and the International Opportunities Fund, a series of John Hancock Funds II.